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                                                                   Exhibit 10.44
                                               [As amended through May 19, 2000]


                        CSG SYSTEMS INTERNATIONAL, INC.
                 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


     1. Purpose. The purpose of the CSG Systems International, Inc. Stock Option Plan for Non-Employee Directors (the "Plan") is to foster and promote the long-term financial success of the Company and thereby increase stockholder value by attracting and retaining as directors of the Company highly qualified persons who are not employees of the Company or a Subsidiary.

     2.   Certain Definitions.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a particular section of the Code shall include any regulations issued under such section.

     "Common Stock" means the Common Stock, $0.01 par value per share, of the Company.

     "Company" means CSG Systems International, Inc., a Delaware corporation.

     "Director" means a person then serving as a member of the Board of the Company.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" means, as determined by the Board, the last sale price of the Common Stock as quoted on the Nasdaq National Market System on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Common Stock on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good
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faith by the Board in its sole discretion.

     "Stock Option" means an option to purchase Common Stock granted pursuant to the Plan.

     "Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or hereafter is organized or acquired by the Company or by a Subsidiary.

     3. Administration. The Plan shall be administered by the Board, and the Board shall have authority to grant Stock Options to eligible Directors from time to time pursuant to the Plan. Subject to the applicable provisions of the Plan, the Board shall have authority to interpret the provisions of the Plan and to decide all questions of fact arising in the application of such provisions; to select the Directors to whom Stock Options shall be granted; to determine when, whether, and in what amounts Stock Options shall be granted; to determine the amount, terms, and conditions of each Stock Option; to determine the Fair Market Value of the Common Stock from time to time; to authorize persons to execute on behalf of the Company any agreement required to be entered into under the Plan; to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as the Board from time to time shall deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all decisions and determinations made by the Board pursuant to the provisions of the Plan shall be made in the sole discretion of the Board and shall be final and binding on all persons, including but not limited to the Company, the Directors to whom Stock Options are granted, the heirs and legal representatives of such Directors, and the personal representatives and beneficiaries of the estates of such Directors.

     4. Common Stock Subject to the Plan. The Company shall reserve and keep available for issuance under the Plan four hundred fifty thousand (450,000) shares of Common Stock, subject to adjustment pursuant to Section 17. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof. Except as otherwise provided in the Plan, any shares subject to a Stock Option which expires or terminates unexercised as to such shares shall again be available for the grant of Stock Options.

     5. Eligibility to Receive Stock Options. Stock Options may be granted under the Plan only to Directors who are not employees of the Company or a Subsidiary on the date of the grant.

     6. Stock Options. All Stock Options shall be nonqualified stock options for purposes of the Code. Stock Options shall be evidenced by agreements in such form as the Board shall approve from time to time; such agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate:

          (a) Type of Option. Each option agreement shall identify the Stock Option evidenced thereby as a nonqualified stock option for purposes of the Code.

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          (b) Option Price.  Each option agreement shall set forth the number of shares of Common Stock covered by the stock option and the applicable option exercise price per share, which price shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted or less than the par value of the Common Stock.

          (c) Term. Each option agreement shall state the period or periods of time during which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as the Board may determine at the time the Stock Option is granted; provided, that no Stock Option shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Option shall become and remain exercisable as provided in the option agreement relating to such Stock Option.

          (d) Payment for Shares. Each option agreement shall require the option exercise price per share to be paid in full in cash at the time the Stock Option is exercised with respect to any of the shares covered by such Stock Option.

     7. Cessation of Service as a Director. Unless the applicable option agreement provides otherwise, if the grantee of a Stock Option ceases to be a Director for any reason other than retirement from the Board under the circumstances described in Section 8 or death, then each outstanding but unexercised Stock Option held by such grantee shall continue to be exercisable only to the extent that it was exercisable at the time that such grantee ceased to be a Director and only until the earlier of (i) ninety days after such grantee ceased to be a Director or (ii) the expiration of the term of such Stock Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, such Stock Option shall terminate and be of no further force or effect.

     8. Retirement from Board. Unless the applicable option agreement provides otherwise, if the grantee of a Stock Option ceases to be a Director (other than by reason of death) and at the time of such occurrence (the "Retirement Date") is at least age 65 with ten or more years of service as a Director or is at least age 70 with five or more years of service as a Director, then each outstanding but unexercised Stock Option held by such grantee on the Retirement Date shall continue to be or become exercisable in accordance with its terms until the earlier of (i) five years after the Retirement Date or (ii) the expiration of the term of such Stock Option; and to the extent not exercisable or not exercised (if exercisable) by such applicable date, such Stock Option shall terminate and be of no further force or effect.

     9. Death. Unless the applicable option agreement provides otherwise, if the grantee of a Stock Option dies, then each outstanding but unexercised Stock Option which had been held by such grantee for at least twelve months as of the date of such grantee's death automatically shall become exercisable in full (if not already exercisable) upon such grantee's death. Each outstanding but unexercised Stock Option which becomes exercisable pursuant to the preceding sentence and each outstanding but unexercised Stock Option held by such grantee which was exercisable on the date of such grantee's death may be exercised by the legal representative of such grantee's estate or by the beneficiaries of such estate to whom such Stock Option is distributed until the earlier of (i)

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three years after the date of such grantee's death or (ii) the expiration of the term of such Stock Option; and to the extent not exercisable or not exercised
(if exercisable) by such applicable date, such Stock Option shall terminate and be of no further force or effect.

     10. Acceleration of Exercisability. The Board shall have the authority to accelerate the exercisability of any outstanding Stock Option, subject to any applicable requirements of the Plan, under such circumstances and upon such terms and conditions as the Board shall deem appropriate.

     11. General Restrictions. Each Stock Option grant under the Plan shall be subject to the requirement that if at any time the Board shall determine that
(i) the listing, registration, or qualification of the shares of Common Stock subject or related thereto upon any securities market or securities exchange or under any state or federal law, (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the grantee of such Stock Option with respect to the disposition of the shares of Common Stock subject thereto is necessary or desirable as a condition of, or in connection with, such grant or the issuance of shares of Common Stock thereunder, then such Stock Option grant may not be consummated and any rights under such Stock Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained upon conditions acceptable to the Board.

     12. Rights of a Stockholder. The grantee of a Stock Option shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such Stock Option unless and until certificates for such shares of Common Stock are issued to such grantee upon the timely and proper exercise of such Stock Option.

     13. No Right to Continue as a Director. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Director the right to continue to serve as a Director of the Company.

     14. Indemnification. No member of the Board, and no officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan; and all members of the Board and each officer or employee of the Company acting on behalf of the Board shall, to the extent permitted by law, be fully indemnified by the Company in respect of any such action, determination, or interpretation.

     15. Non-Assignability. No Stock Option granted under the Plan shall be assignable or transferable by the grantee thereof except by will or by the laws of descent and distribution. During the lifetime of a grantee of a Stock Option, such Stock Option may be exercised only by such grantee or such grantee's legal representative.

     16. Nonuniform Determinations. The Board's determinations under the Plan (including but not limited to determinations of the persons to receive Stock Option grants, the amount and

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timing of such grants, and the terms and provisions of such grants) need not be uniform and may be made by the Board selectively among the Directors who receive, or are eligible to receive, Stock Option grants.

     17. Adjustments. In the event of any change in the outstanding shares of Common Stock by reason of a stock dividend or distribution, stock split, recapitalization, merger, reorganization, consolidation, split-up, spin-off, combination of shares, exchange of shares, or other change in corporate structure affecting the Common Stock, the Board shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the Plan and (ii) covered by outstanding Stock Option grants and (b) the exercise price related to outstanding Stock Options; provided, that the number of shares subject to any Stock Option always shall be a whole number.

     18. Termination and Amendment. The Board may terminate the Plan or amend the Plan or any portion thereof at any time, including but not limited to amendments to the Plan necessary to comply with the requirements of Section 16(b) of the Exchange Act or applicable regulations thereunder, except that the Board may not increase the maximum number of shares which may be issued under the Plan (other than by way of adjustments made pursuant to Section 17), extend the maximum period during which any Stock Option may be exercised, extend the term of the Plan, decrease the minimum option price to less than the Fair Market Value on the date of the grant of a Stock Option, or change the category of persons eligible to participate in the Plan without stockholder approval if such approval is required by the applicable rules of the Securities and Exchange Commission, the Nasdaq National Market, or any national securities exchange on which the Common Stock is listed. The termination or any amendment of the Plan shall not, without the consent of a Stock Option grantee, adversely affect such grantee's rights under a Stock Option previously granted to such grantee. The Board may amend the terms and conditions of any Stock Option grant previously made, prospectively or retroactively, as long as such amendment is not inconsistent with the terms of the Plan; but, except as otherwise expressly permitted by the Plan and subject to Section 17, no such amendment shall adversely affect the rights of the grantee of such Stock Option without such grantee's consent.

     19. Term of Plan. Subject to approval of the Plan by the stockholders of the Company not later than December 31, 1997, the Plan shall become effective on the date on which the Plan is approved and adopted by the Board and shall terminate for purposes of further Stock Option grants on the first to occur of
(i) December 31, 2006, or (ii) the effective date of the termination of the Plan by the Board pursuant to Section 18. No Stock Options may be granted under the Plan after the termination of the Plan, but such termination shall not affect any Stock Options outstanding at the time of such termination or the authority of the Board to continue to administer the Plan apart from the making of further Stock Option grants. The Board may grant Stock Options under the Plan prior to approval of the Plan by the stockholders of the Company, but any Stock Options so granted shall be subject in all respects to such approval. Notwithstanding the provisions of any option agreement evidencing a Stock Option granted prior to approval of the Plan by the stockholders of the Company, such Stock Option may not be exercised to any extent prior to such stockholder approval. If such stockholder approval is not given by December 31, 1997, then the

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Plan and all Stock Options granted thereunder automatically shall terminate and be of no further force or effect at the close of business on December 31, 1997.

     20. Governing Law. The Plan shall be governed by and construed in accordance with the laws of Delaware.

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